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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	Commission File Number
April 21, 2003	0-8707

NATURE'S SUNSHINE PRODUCTS, INC.
(Exact name of Registrant as specified in its charter)

Utah	87-0327982
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

75 East 1700 South
Provo, Utah 84606
(Address of principal executive offices and zip code)

(801) 342-4300
(Registrant's telephone number)

Item 7. Financial Statements and Exhibits

  (c)
  99.1
  Press release dated April 21, 2003.

Item 9. Regulation FD Disclosure

        In accordance with SEC Release No. 33-8216, the following information is being provided under "Item 12. Results of Operations and Financial Condition."

        On April 21, 2003, the Registrant issued a press release. A copy of the press release is attached as Exhibit 99.1 to this report.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 21, 2003	NATURE'S SUNSHINE PRODUCTS, INC.
	By:	/s/ CRAIG D. HUFF Name: Craig D. Huff Title: Chief Financial Officer and Secretary

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  Item 7. Financial Statements and Exhibits
  Item 9. Regulation FD Disclosure
SIGNATURES